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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 1999
                                                        ------------------

                         FOUNDATION HEALTH SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       1-12718                  95-4288333
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


              21650 Oxnard Street, Woodland Hills, California 91367
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 676-6000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

                  On September 20, 1999, the Registrant entered into a definitive Settlement Agreement with Per-Se Technologies, Inc. (formerly Medaphis Corporation) ("Per-Se Technologies") settling the Registrant's legal dispute with such company. The settlement provides for the Registrant to realize $16.8 million in net proceeds (the "Settlement Amount") from the sale of Per-Se Technologies common stock issued to the Registrant pursuant to the Settlement Agreement. The Registrant's ability to realize the Settlement Amount is contingent upon, among other things, the settlement becoming final and the registration and sale of common stock of Per-Se Technologies issued to the Registrant. The settlement is also contingent upon, among other things, settlement with the individual defendants named in the Registrant's lawsuit through payment of $4.6 million to the Registrant by Per-Se Technologies' officers' and directors' liability insurer, termination of the Registrant's existing litigation against Per-Se Technologies and a release of the individual defendants named in the litigation. A copy of the Settlement Agreement and the related Registration Rights Agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      EXHIBITS

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Item No.                       Exhibit Index
-------- ---------------------------------------------------------------------
99.1 Settlement Agreement dated September 20, 1999 by and between the Registrant and Per-Se Technologies, Inc. (including certain exhibits)

99.2 Registration Rights Agreement dated September 20, 1999 by and between the Registrant and Per-Se Technologies, Inc.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FOUNDATION HEALTH SYSTEMS, INC.


                                   By:  /s/ Michael E. Jansen
                                      ----------------------------------
                                      Michael E. Jansen, Esq.
                                      Vice President, Assistant General
                                      Counsel and Assistant Secretary



Dated:   September 21, 1999




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                                  EXHIBIT INDEX

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

          Exhibit Number               Description
          --------------               -----------
               99.1                    Settlement Agreement dated September
                                       20, 1999 by and between the Registrant
                                       and Per-Se Technologies, Inc. (including certain exhibits)

               99.2 Registration Rights Agreement dated September 20, 1999 by and between the Registrant and Per-Se Technologies, Inc.

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